                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
     (Date of earliest event reported): January 2, 2003 (December 31, 2002)
                                        -----------------------------------



                             RURBAN FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)



             OHIO                       0-13507               34-1395608
------------------------------    --------------------  ----------------------
 (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)                Number)           Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (419) 783-8950
                                                           --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)







                         Index to Exhibits is on Page 4.

ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

              See the Press Release issued by the Registrant on December 31, 2002, included with this filing as Exhibit 99.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    EXHIBIT NUMBER                     DESCRIPTION
                    --------------                     -----------
                         99 Press Release of the Registrant dated December 31, 2002

ITEM 8.       CHANGE IN FISCAL YEAR.

              Not Applicable.

ITEM 9.       REGULATION FD DISCLOSURE.

              Not Applicable.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RURBAN FINANCIAL CORP.



Date:  January 2, 2003              By:  /s/ Keeta J. Diller
                                        --------------------------------------
                                        Keeta J. Diller, Vice President,
                                        Corporate Secretary

                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT NUMBER                     DESCRIPTION                         PAGE NO.
--------------                     -----------                         --------
     99                Press Release of the Registrant dated               *
                       December 31, 2002


------------
*Filed herewith